Pension and other post-retirement benefits (Tables)	6 Months Ended
Jun. 30, 2016
Components of total pension costs
Components of total benefit costs
in	2Q16	1Q16	2Q15	6M16	6M15
Total benefit costs (CHF million)
Service costs on benefit obligation	78	77	80	155	159
Interest costs on benefit obligation	70	70	81	140	161
Expected return on plan assets	(178)	(178)	(196)	(356)	(391)
Amortization of recognized prior service cost/(credit)	(29)	(29)	(28)	(58)	(55)
Amortization of recognized actuarial losses	105	105	110	210	221
Net periodic benefit costs	46	45	47	91	95
Settlement losses	0	2	0	2	1
Curtailment losses/(gains)	(3)	(7)	(1)	(10)	(2)
Special termination benefits	3	1	3	4	4
Total benefit costs	46	41	49	87	98